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 As filed with the Securities and Exchange Commission on July 31, 2006



                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
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                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): July 31, 2006


                        PLAYTEX PRODUCTS, INC.
                        ----------------------
        (Exact name of registrant as specified in its charter)


              Delaware                    1-12620               51-0312772
---------------------------------  ------------------------ -------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


           300 Nyala Farms Road, Westport, Connecticut 06880
           -------------------------------------------------
               (Address of principal executive offices)


   Registrant's telephone number, including area code (203) 341-4000
                                                      --------------


  N/A (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 -- FINANCIAL INFORMATION

Item 2.02       Results of Operations and Financial Condition.

On July 31, 2006, Playtex Products, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended July 1, 2006. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits

Exhibit Number                           Title
-------------- -----------------------------------------------------------
99.1           Press Release of Playtex Products, Inc. dated July 31, 2006

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Exchange Act that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005.


                             Page 2 of 3


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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PLAYTEX PRODUCTS, INC.

Date:     July 31, 2006            By:  /s/ KRIS J. KELLEY
         ---------------------          ---------------------------------
                                         Kris J. Kelley
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Date:     July 31, 2006            By:  /s/ JOHN J. MCCOLGAN
         ---------------------          ----------------------------------
                                         John J. McColgan
                                         Vice President--Corporate Controller
                                         and Treasurer
                                         (Principal Accounting Officer)

                             Page 3 of 3